Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,497,345,000.00
Previously Paid Amount	0.00
Total Fee Amount	206,783.34
Total Offset Amount	0.00
Net Fee	$ 206,783.34
Final Prospectus	false